UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Athira Pharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Corporate Presentation APRIL 2022 ADVANCING NEW THERAPIES FOR NEURONAL HEALTH

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantiﬁed. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in greater detail in our filings with the Securities and Exchange Commission (“SEC”) may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and readers are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. This presentation contains estimates, projections and other information concerning market, industry and other data. We obtained this data from our own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in our filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. While we believe such information is generally reliable, we have not independently verified any third-party information. The ACT-AD trial is supported by a grant from the National Institute on Aging of the National Institutes of Health under Award Number R01AG06268. The information presented in this press release is solely the responsibility of Athira and does not necessarily represent the official views of the National Institutes of Health. This presentation concerns drug candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. The drug candidates are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. We announce material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, our website (www.athira.com/), our investor relations website (investors.athira.com), and our news site (investors.athira.com/news-and-events/press-releases). We use these channels, as well as social media, including our Twitter account (@athirapharma) and Facebook page (https://www.facebook.com/athirapharmainc), to communicate with investors and the public about Athira, our products, and other matters. Therefore, we encourage investors, the media, and others interested in Athira to review the information we make public in these locations, as such information could be deemed to be material information. © Athira Pharma, Inc. All Rights Reserved. 2

OUR MISSION To restore lives by advancing bold therapies for neuronal health, thoughtfully and urgently 3

Investment Highlights Late-stage program fosgonimeton (ATH-1017) designed to Our novel small enhance Hepatocyte Growth Factor (HGF) and its receptor, MET molecule compounds • Well established HGF/MET pathway is critical to normal brain function and is are designed to act on compromised in Alzheimer’s disease (AD) and other neurological diseases a naturally occurring • Data readout for Phase 2 ACT-AD clinical trial expected by end of 2Q22 mechanism to repair and restore neuronal health • Phase 3 LIFT-AD clinical trial expected to complete enrollment in 3Q22 with data readout expected in 1H23 Potentially pivotal program in • Compelling Phase 1 data in AD demonstrated statistically significant improvement Alzheimer’s with a growing pipeline (p=0.027) of ERP P300 latency, an objective measure of working memory processing to address neurodegenerative speed and neuropsychiatric indications • Cognitive improvement in Alzheimer’s disease is a multi-billion dollar market opportunity Strong balance sheet Leadership team with significant to support clinical programs CNS product development and through key inflection points approval experience © Athira Pharma, Inc. All Rights Reserved. 4

Therapeutic Potential Across a Broad Range of Clinical Applications

		PRECLINICAL	CLINICAL			
Program	Indication	Discovery and Development	Phase 1	Phase 2	Phase 3	Status and Anticipated Upcoming Milestones
Fosgonimeton (subcutaneous)	Alzheimer's Disease — LIFT-AD				Phase 3 Clinical Trial › Open-Label Extension	LIFT-AD enrollment complete 3Q22; topline data 1H23
	Alzheimer's Disease — ACT-AD			Phase 2 Clinical Trial	› Open-Label Extension	ACT-AD topline data by end of 2Q22
	Parkinson's Disease Dementia and Dementia with Lewy Bodies — Shape TRIAL			Phase 2 Clinical Trial		SHAPE first patient dosed 1Q22
ATH-1020 (oral)	Neuropsychiatric Indications		Phase 1 Clinical Trial			First subject dosed 1Q22
ATH-1019 (oral)	Peripheral Indications	■				Ongoing IND-enabling studies

Athira PHARMA

© Athira Pharma, Inc. All Rights Reserved.
5

Lead Program: FOSGONIMETON Alzheimer’s Disease (AD)

Alzheimer’s Disease Pathology MULTIFACTORIAL AND COMPLEX PATHOLOGIES ULTIMATELY LEAD TO NEURODEGENERATION Protein misfolding Neurodegeneration Nervous System Oxidative stress Synaptic Loss Synaptic dysfunction Loss of network Reduced cerebral Vasculature connectivity blood flow Alzheimer’s disease Symptom onset Immune System Inflammation Disease progression Neurotransmitter Neurotransmitters system dysfunction © Athira Pharma, Inc. All Rights Reserved. 7

Synapse Loss in Alzheimer’s Disease 1 • In AD, 25-36% of synapses are lost • Synapse loss is an early event in disease progression that impacts several brain regions, 2 including the hippocampus and frontal cortex, important for learning and memory MILD-TO-MODERATE ALZHEIMER’S DISEASE Non-demented Early Intermediate Advanced 1 Davies et al, J Neuroscience 1987 2 Masliah et al, Neurosci Letters 1989 © Athira Pharma, Inc. All Rights Reserved. 8 Slide adapted from Olichney, as presented by Olichney, in Athira P300 KOL Webinar –November 2021

HGF/MET System is Critical to Normal Brain Function MET is one of the most stably expressed NEURONAL MET EXPRESSION IN ALZHEIMER’S DISEASE genes in the adult human brain Stable MET expression is a signature 12 1 of the healthy adult brain 10 Non-AD 9 Suggests that dysregulation of HGF/MET *** 8 AD could be implicated in brain pathologies 7 6 75% MET expression is reduced in the 25% 2 5 brains of AD patients reduction in the reduction in the MET hippocampus frontal cortex Adapted from Hokama et al, Cerebral Cortex 2014; ***p<0.001 1 Hawrylycz et al, Nature Neuroscience 2015 2 © Athira Pharma, Inc. All Rights Reserved. 9 Hamasaki et al, Neuropathology 2014 Raw expression level (log ) 2

Fosgonimeton (ATH-1017): A Positive Modulator of the HGF/MET Neurotrophic System

MULTIMODAL, PROTECTIVE AND REGENERATIVE

Fosgonimeton:

- Small molecule prodrug that is rapidly converted to an active metabolite (Fosgo-AM) in plasma
- Crosses the blood-brain barrier
- Positively modulates HGF/MET
- Administered via subcutaneous injection



Fosgonimeton
Fosgo-AM
Blood-brain Barrier
HGF
MET
NMDA Receptor
Plasma Membrane
P
P
PKC
Neural Network Support
Neuron Health
Neurotransmitter Modulation
Synaptogenesis
Neurogenesis
Neurite outgrowth
Regeneration
Survival
Anti-inflammation
Synaptic current
Synaptic localization
Long-term potentiation

Athira PHARMA

HGF/MET signaling and downstream effects described in:
Desole et al, *Frontiers in Cell and Dev Bio* 2021
Funakoshi and Nakamura, *Current Signal Transduction Therapy* 2011

© Athira Pharma, Inc. All Rights Reserved.
10

Fosgo-AM Enhances Synaptogenesis and Neurite Outgrowth PRECLINICAL DATA IN PRIMARY RAT HIPPOCAMPAL NEURONS HGF + 1 nM Fosgo-AM Vehicle Synaptic count (number of synapses) and synaptic strength (relative abundance of presynaptic vesicles per synapse) were both significantly enhanced with fosgo-AM Neurite outgrowth was significantly improved following treatment with fosgo-AM Scale bars, 2mm HGF, hepatocyte growth factor © Athira Pharma, Inc. All Rights Reserved. 11 HGF alone was also assessed and did not show statistically significant effects on synaptogenesis and neurite outgrowth

Clinical Development Strategy Includes Measures Strongly Correlated with Cognition QUANTITATIVE EEG (qEEG) EVENT RELATED POTENTIALS (ERP): P300 Latency Functional measurement for working memory Translational tool from access and executive function rodents to humans Strongly correlated with memory improvement PK/PD modeling for dose selection Pathological changes in P300 EEG records brain latency correlate electrical activity Noninvasive EEG with cognitive from electrodes recordings reflect brain impairment placed on the scalp activity and function Approved therapies have demonstrated parallel improvement in P300 latency and cognition © Athira Pharma, Inc. All Rights Reserved. 12

Changes in P300 Latency Correlate with Cognitive Outcomes with Treatment of Approved Therapies in AD Subjects PREVIOUSLY PUBLISHED RESULTS SUPPORT THE CORRELATION OF P300 LATENCY AND COGNITION Donepezil Rivastigmine Vitamin E 40 390 390 34 390 34 38 380 380 380 33 33 36 370 370 370 32 32 34 360 360 360 31 31 32 350 350 350 340 30 340 30 340 30 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Weeks of Treatment Weeks of treatment Weeks of treatment Donepezil Rivastigmine Vitamin E 10 7.4 ms Peak P300 Latency Change 5 0 Improvement in cognition -5 (ADAS-Cog ¯) is correlated with -10 -15 reduction in P300 latency -20 (16.3) ms -25 (22) ms © Athira Pharma, Inc. All Rights Reserved. 13 Adapted from Thomas et al, Clin Neuropharmacology 2001 P300 Latency (ms) ADAS-Cog P300 Latency (ms) P300 Latency (ms) ADAS-Cog P300 Latency (ms) ADAS-Cog

Fosgonimeton Treatment Improved P300 Latency in AD Subjects – CTAD 2019 PHASE 1B – AD SUBJECTS N=11 Randomized, Placebo, Fosgonimeton (40 mg) Subcutaneous, Daily, 8 days ERP OBSERVATIONS ERP analysis to-date suggests treatment effects on P300 latency • Gradual decrease in latency over time in the treated group (N=7) • Short-term, rapid improvements are indicative Decreased latency on pre-dose recordings (arrows) taken of neurotransmitter, NMDA receptor modulation 24 hours after the last dose on the previous day may be • Lasting effects may be indicative of indicative of sustained improvement connectivity and structural improvements © Athira Pharma, Inc. All Rights Reserved. 14

Fosgonimeton Treatment Improved P300 Latency in AD Subjects – CTAD 2019

PHASE 1B – AD SUBJECTS

- Group averages of AD subjects receiving fosgonimeton (N=7) demonstrate decreased P300 latency over time

Significant change from baseline observed on Day 8

- AD subjects receiving placebo (N=4) had no consistent P300 latency change from baseline to study end

P300 LATENCY: ACTIVE v PLACEBO TREATED AD SUBJECTS



Placebo
Fosgonimeton
P300 change from baseline (ms)
40
20
0
-20
-40
-60
-80
-100
0
1
2
3
4
5
6
7
8
Treatment day
*
Fosgonimeton
P300 Latency (ms)
0
-10
-20
-30
-40
-50
-60
-70
-80
(73) ms

Note: P300 data from FZ, CZ, and PZ electrodes. Data plotted as mean +/- SE. *p=0.027 with MMRM.

© Athira Pharma, Inc. All Rights Reserved.
15

Fosgonimeton Treatment Improved P300 Latency in AD Subjects – CTAD 2019 PHASE 1B – AD SUBJECTS P300 LATENCY: ACTIVE v PLACEBO TREATED AD SUBJECTS Alzheimer’s Subjects Alzheimer’s Subjects • Every AD subject receiving (Fosgonimeton 40mg) (Placebo) fosgonimeton had a level of improvement in P300 latency • AD subjects receiving placebo had no consistent response from baseline to end of study Note: P300 data from FZ, CZ, and PZ electrodes. © Athira Pharma, Inc. All Rights Reserved. 16

Why Mild-to-Moderate AD Instead of Pre-Dementia? Medical need: Reduced development risk: Mild-to-moderate AD The point of most accelerated Clinical, syndromal 1,2 5 disease progression diagnosis is possible Currently marketed drugs Increased likelihood of in mild-to-moderate space tangible placebo decline 3 have only modest effects Established regulatory path Higher financial burden (AChEIs, memantine) 4 than pre-dementia Time 1. Ower et al, Eur J Epidemiol 2018 2. Caroli et al, Neurobiol Aging 2010 4. Cerejeira et al, Front Neurol 2012 © Athira Pharma, Inc. All Rights Reserved. 17 3. Fink et al, Ann Intern Med 2020 5. de Aquino et al, Front Neurol 2021 MMSE (mini-mental state exam)

Fosgonimeton Phase 2 Trial (ACT-AD)

PROOF-OF-CONCEPT TRIAL TO HELP BETTER UNDERSTAND NATURE OF NOVEL INTERVENTION

POPULATION

ACT-AD: N=77 (recruitment complete) mild-to-moderate AD dementia subjects
(55-85 years; CDR 1 and 2; MMSE 14-24 incl.)

Potential Pathways to success:

- Achieves statistical significance on primary endpoint
- Key secondary endpoints trending
- Functions as interim analysis for LIFT-AD without statistical penalty

TREATMENT DURATION



26-week randomized, double-blind treatment, + optional 26-week OLEX
Fosgonimeton (40 mg)
Fosgonimeton (70 mg)
Placebo
Randomization (1:1:1)

ENDPOINTS AND TIMELINE

PRIMARY ENDPOINT

- Change of P300 latency
- Safety

SECONDARY ENDPOINTS

- Cognition: ADAS-Cog11
- Global clinical change: ADCS CGIC - Clinician
- Function: ADCS-ADL23

TIMELINE

- Data readout expected by end of 2Q22

Athira PHARMA
© Athira Pharma, Inc. All Rights Reserved.
18

Fosgonimeton Phase 3 Trial (LIFT-AD)

TRIAL MAY PROVIDE PIVOTAL EVIDENCE TO SUPPORT PRODUCT REGISTRATION

POPULATION

LIFT-AD: Target N=~420
mild-to-moderate AD dementia subjects
(55-85 years; CDR 1 and 2; MMSE 14-24 incl.)

Potential Pathways to success:

- Achieves statistical significance on primary endpoint
- Achieves statistical significance on two key secondary endpoints, which may support approval with a single pivotal study

TREATMENT DURATION



26-week randomized, double-blind treatment, + optional 26-week OLEX
Fosgonimeton (40 mg)
Fosgonimeton (70 mg)
Placebo
Randomization (1:1:1)

ENDPOINTS AND TIMELINE

PRIMARY ENDPOINT

- Global Statistical Test (GST) – unbiased composite, fed by data from two key secondaries
- Safety

SECONDARY ENDPOINTS

- Cognition: ADAS-Cog11
- Global clinical change: ADCS CGIC - Clinician
- Function: ADCS-ADL23

TIMELINE

- Complete enrollment expected 3Q22
- Data readout expected 1H23

Athira PHARMA

© Athira Pharma, Inc. All Rights Reserved. 19

Fosgonimeton – Potential First-Line Therapy to Improve Cognition

35 million
Estimated Alzheimer's cases worldwide[1]

Multi-Billion $ Market
Despite generic entries

Only One
New product (Aduhelm™) launched since 2003

Over 100 million globally by 2050
~900,000 new patients diagnosed annually in the US alone[1,2]

6.2 million treatment eligible patients in the US in 2021 based on prevalence data
Growing at 3% per year[2,3]

Mild to Moderate comprises 81% of all patients with Alzheimer's Disease
78.5% of these patients receive Rx therapies[3,4]

Significant opportunity for fosgonimeton
Market research suggests favorable reaction and receptivity to fosgonimeton base case target product profile as a potential first-line therapy to improve cognition[5]

[1] https://www.who.int/news-room/fact-sheets/detail/dementia
[2] https://www.alz.org/media/documents/alzheimers-facts-and-figures.pdf
[3] GlobalData AD prevalence data access and analysis
[4] https://www.nia.nih.gov/news/half-alzheimers-disease-cases-may-be-mild
[5] ClearView Healthcare Partners Market Research Analysis

Athira PHARMA

© Athira Pharma, Inc. All Rights Reserved.
20

FOSGONIMETON Parkinson’s Disease Dementia (PDD) and Dementia with Lewy Bodies (DLB)

Phase 2 Trial in PDD and DLB

Shape TRIAL

PROOF-OF-CONCEPT TRIAL TO UNDERSTAND THE POTENTIAL OF FOSGONIMETON BEYOND ALZHEIMER'S DISEASE

POPULATION	TREATMENT DURATION	ENDPOINTS AND TIMELINE
N=~75 mild-to-moderate PDD or DLB subjects (MOCA 11-23 at baseline) **Potential Pathways to success:** • Achieves statistical significance on primary endpoint • Shows trends on either cognition and/or motor function	**26-week randomized, double-blind treatment** Fosgonimeton (40 mg) Fosgonimeton (70 mg) Placebo Randomization (1:1:1)	**PRIMARY ENDPOINT** • Global Statistical Test (combining P300 and ADAS-Cog13) • Safety **SECONDARY ENDPOINTS** • P300 Latency • Cognition: ADAS-Cog13 • Global clinical change: ADCS CGIC - Clinician • Function: ADCS-ADL23 • Motor Function: MDS-UPDRS (Exploratory) **TIMELINE** • First patient dosed 1Q22 • Actively enrolling

Athira PHARMA
© Athira Pharma, Inc. All Rights Reserved.
22

PDD and DLB – Critical Unmet Need and Significant Opportunity

Nearly 1 million
people in the US and more than 10 million people globally are living with Parkinson's disease (PD)[1]

~50%
of PD patients experience dementia symptoms[2,4]

Only One
treatment option for dementia symptoms of PD[1,3]

DLB is the third most common cause of dementia
accounting for 5-15% of all dementia cases globally[2,4]

$51.9B
Economic burden of PD overall in the US, as of 2017[4]

PDD and DLB are both types of Lewy body disorder,
differentiated by onset of dementia symptoms relative to PD diagnosis[3]

TYPES OF LEWY BODY DISORDER


DLB
PDD
Dx
≤1 year post-Dx
>1 year post-Dx

Significant opportunity for fosgonimeton
Initial market research suggests fosgonimeton base case target product profile has the potential to address an overlooked and underserved PDD and DLB patient population[5]

Athira PHARMA

[1] https://www.parkinson.org/Understanding-Parkinsons
[2] https://www.alz.org/alzheimers-dementia/what-is-dementia/types-of-dementia
[3] Galasko, *Neurol Clin* 2017
[4] Yang et al, *NPJ Parkinsons Dis* 2020
[5] ClearView Healthcare Partners Market Research Analysis

© Athira Pharma, Inc. All Rights Reserved.
23

Fosgonimeton Program Summary CHANGING THE TREATMENT PARADIGM TO RESTORE NEURONAL HEALTH Significant market potential Based on strong science using novel approach to leverage naturally occurring repair mechanism • Over 2.5 million mild-to-moderate AD patients in the US being treated with therapies with continued unmet need Compelling data in Alzheimer’s patients suggesting improved neuronal connectivity • PDD, DLB and other dementias represent additional large market opportunities LIFT-AD – a potentially pivotal program, • Complementary not competitive with current informed by ACT-AD Phase 2 trial and potentially future therapies Opportunity to expand into additional indications Nearing key including PDD and DLB anticipated value SHAPE Phase 2 trial –first patient dosed 1Q22 inflection points: LPI 3Q22 Data by end of 2Q22 Data 1H23 © Athira Pharma, Inc. All Rights Reserved. 24

ATH-1020 Neuropsychiatric Indications

ATH-1020 – Addressing Neuronal Connectivity

PHYSIOLOGICAL CHANGES IN THE BRAIN AFFECT BEHAVIOR AND EMOTION

Our novel approach is focused on restoring neuronal health and function to repair disruptions in neuronal connectivity found in a variety of neuropsychiatric diseases

- Preclinical data demonstrate **enhancing HGF/MET activity has anti-depressant and anxiolytic effects**[1,2]
- Human clinical trials also show an association between **reduced HGF/MET expression levels and depression/anxiety and schizophrenia**[3-7]
- **ATH-1020**
  - A brain-penetrant small molecule positive modulator of HGF/MET
  - Demonstrated improvements in depression and schizophrenia in preclinical animal models
  - Convenient once-daily oral dosing

Phase 1 first in-human studies launched, first subject dosed 1Q22

Athira PHARMA

[1] Isogawa et al, *Neuropsychobiology* 2005
[2] Wakatsuki et al, *Neuropeptides* 2007
[3] Russo, *Biomarker Insights* 2010
[4] Ciuculete et al, *Epigenetics* 2019
[5] Ramsey et al, *PLoS ONE* 2016
[6] Russo, *Proteomic Insights* 2010
[7] Burdick et al, *AM J Psychiatry* 2010

© Athira Pharma, Inc. All Rights Reserved. 26

Preclinical Studies Demonstrate Improvement in MMN Response is Rodent Models of Depression and Schizophrenia Translatable from Rodent Models to Human Clinical Schizophrenia Reduction of Depression-related Behaviors in ATH-1020 Rescues the MMN Deficit the Rodent Forced-Swim Test Model Seen in the Rat MK-801 Schizophrenia model SWIMMING N1 + P2 PEAK IMMOBILITY MISMATCH NEGATIVITY IN RATS AMPLITUDE 50 30 15 P2 ✱ ✱✱✱ *** 50 10 ** * 40 5 40 ** ** ** 20 0 30 -50 -25 0 25 50 75 100 125 150 30 -5 20 -10 20 10 -15 10 -20 10 N1 0 – + + Schizophrenia Schizophrenia Vehicle 0 0 – – + model (MK-801) model + ATH-1020 control Normal MMN MMN wave is ATH-1020 rescues 0.4 mg/kg 2 mg/kg Vehicle 10 mg/kg EEG wave flattened in rat MMN wave back to the range of normal schizophrenia model ATH-1020 healthy animals Two-way ANOVA with Dunnett’s multiple comparisons vs One-way ANOVA with Dunnett’s multiple comparisons post vehicle were conducted. *P<0.05, **P<0.01, ***P<0.001. test vs MK-801 were conducted. *P<0.05, ***P<0.001. © Athira Pharma, Inc. All Rights Reserved. Frequency of behavior Power (μV) Am Ampli plitutu dede (μ V (μ )V) Vehicle MK-801 (0.2 mg/kg) ATH-1020 (2 mg/kg)

Market Opportunity: Neuropsychiatric Indications Global Market Size Depression Schizophrenia 3 for Depression Worldwide population 1 3.8% affected by depression 2021: 2028 Projected: ~20 million people across the globe are affected $11.9B $15.4B 1 with schizophrenia ~280 million people of all ages suffered from 1 depression, globally Global Market Size ~1.2% 4 for Schizophrenia of Americans (3.2 million) 13.1 million 5 have the disorder 2018: 2026 Projected: U.S. adults aged 18 or older had at least one major depressive episode with $6.75B 2 $9.48B severe impairment in the past year 1 World Health Organization Data Fact Sheets 4 2 Fortune Business Insights – Schizophrenia https://www.nimh.nih.gov/health/statistics/major-depression 5 © Athira Pharma, Inc. All Rights Reserved. 28 3 https://www.mentalhelp.net/schizophrenia/statistics/ Coherent Market Insights – Depression

Corporate

Athira Management Team with Significant CNS Product Development and Approval Experience

EXECUTIVE LEADERSHIP



Mark Litton, PhD
President and CEO



Rachel Lenington
COO



Hans Moebius, MD, PhD
CMO



Kevin Church, PhD
Executive Vice President, Research



Glenna Mileson
CFO



Mark Worthington, JD
General Counsel

BOARD OF DIRECTORS

Kelly Romano (Chair)
BlueRipple Capital, LLC

Joseph Edelman
Perceptive Advisors

James Johnson
Former CFO of Nohla Therapeutics, NanoString Technologies and ZymoGenetics

Michael Panzara, MD, MPH
Wave Life Sciences

Mark Litton, PhD
President and CEO

John Fluke, Jr.
Fluke Capital Management

Barbara Kosacz
Kronos Bio

Grant Pickering
Vaxcyte, Inc.

Athira PHARMA

© Athira Pharma, Inc. All Rights Reserved.
30

Achievements and Upcoming Milestones RECENT ACHIEVEMENTS ✓ Enrollment completed for Phase 2 ACT-AD trial in Oct LOOKING AHEAD 2021 → Phase 2 ACT-AD Trial: Data readout expected ✓ Strong enrollment to-date in the Phase 3 LIFT-AD trial by end of 2Q22 ✓ Open label extension trial underway for ACT-AD and → Phase 3 LIFT-AD Trial: LIFT-AD Complete enrollment expected in 3Q22; Data readout expected 1H23 ✓ First patient dosed in Phase 2 SHAPE trial 1Q22 ✓ First subject dosed with first oral molecule, ATH-1020, → SHAPE enrollment ongoing in Phase 1 trial as a potential treatment candidate for → Ongoing IND-enabling studies of ATH-1019 neuropsychiatric indications in 1Q22 in peripheral indications ✓ Continued to strengthen IP portfolio including issuance of fosgonimeton (ATH-1017) US patent ✓ Strong balance sheet – cash of $319.7M as of 12/31/21 and no debt © Athira Pharma, Inc. All Rights Reserved. 31

Thank You